SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 21, 2005
Date of Report (Date of earliest event reported)

INERGY, L.P.
(Exact name of Registrant as specified in its charter)

Two Brush Creek Boulevard, Suite 200
Kansas City, MO 64112
(Address of principal executive offices)

(816) 842-8181
(Registrant's telephone number, including area code)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement

On June 21, 2005, R. Brooks Sherman, Jr., executed the First Amendment to Employment Agreement (the "Amendment") with Inergy GP, LLC, the managing general partner of Inergy, L.P. Mr. Sherman is currently the Senior Vice President and Chief Financial Officer of Inergy GP, LLC, and the Senior Vice President and Chief Financial Officer of Inergy Holdings GP, LLC, the general partner of Inergy Holdings, L.P.

The Amendment, which is filed as Exhibit 10.1 and incorporated herein by reference, extends the term of the employment agreement until June 30, 2010. In addition, along with other modifications, the Amendment increases Mr. Sherman's annual base salary to $200,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.
Exhibit Number	Description
10.1	First Amendment to Employment Agreement, dated as of June 20, 2005, by and between Inergy GP, LLC and R. Brooks Sherman, Jr.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INERGY, L.P.
By: INERGY GP, LLC, Its Managing General Partner

Date: June 24, 2005	By: /s/ Laura L. Ozenberger _____________________________________
Laura L. Ozenberger Vice President - General Counsel and Secretary

Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this "Amendment"), is made and entered into on June 21, 2005, between Inergy GP, LLC, a Delaware limited liability company (the "Company"), and R. Brooks Sherman, Jr., an individual (the "Employee").

The Employee and the Company entered into an Employment Agreement, dated September 11, 2002 (the "Original Employment Agreement"). The Company and the Employee desire to amend the Original Employment Agreement to, among other things, modify the Employee's compensation and bonus and to extend the term of the Employee's employment as provided herein.

The parties hereby agree as follows:

1. Compensation. Section 2 of the Original Employment Agreement is hereby amended to read in its entirety as follows:

2. Compensation. For all services rendered by the Employee to the Company, the Company shall pay the Employee a salary at the annual rate of Two Hundred Thousand Dollars ($200,000) (the "Salary"), payable in arrears in accordance with the Company's general payroll practices. All payments made pursuant to this Agreement are subject to any applicable withholding or other taxes.

2. Performance Bonus. Section 4(b) of the Original Employment Agreement is hereby amended to read in its entirety as follows:

(b) For each fiscal year during the term of this Agreement, the Company agrees to pay the Employee a performance bonus based on subjective and objective criteria established by the Company from time to time. If, and to the extent, the Company determines that the Employee has met such subjective and objective criteria, the Employee will receive a cash bonus in an amount up to $200,000, to be paid within 90 days after the end of the relevant fiscal year. Notwithstanding the foregoing, in order to receive a bonus pursuant to this Section 4(b), the Employee must have been continuously employed by the Company from September 11, 2002 until the end of the relevant fiscal year.

3. Inergy Holdings IPO Bonus. The following new Section 4(d) is hereby added to the Original Employment Agreement:

(d) As a result of the Employee's assistance in the preparation of the registration statement filed with the Securities and Exchange Commission by Inergy Holdings, L.P. under the Securities Act of 1933, as amended, with respect to its initial public offering of equity securities (which is expected to close in June, 2005), the Company will pay the Employee a bonus of $100,000, payable within 15 days of the closing of this initial public offering.

4. Covenant Not to Compete. Section 8 of the Original Employment Agreement is hereby amended to read in its entirety as follows:

8. Covenant Not to Compete. The Employee acknowledges that during his employment with the Company he, at the expense of the Company, has been and will continue to be specially trained in the business of the Company, has established and will continue to establish favorable relations with the customers, clients, accounts, lenders and other investors of the Company or any subsidiary, parent or affiliate of the Company and has had and will continue to have access to the Intellectual Property, trade secrets and Confidential Information of the Company or any subsidiary, parent or affiliate of the Company. Therefore, in consideration of such training and relations, and in consideration of his continued employment with the Company and the increase in compensation and additional benefits provided in this Agreement, and to further protect the Intellectual Property, trade secrets and Confidential Information of the Company or any subsidiary, parent or affiliate of the Company, the Employee agrees that during the term of his employment by the Company and for a period of two years from and after the voluntary or involuntary termination of such employment for any or no reason, he will not, directly or indirectly, without the express written consent of the Company, except when and as requested to do in and about the performing of his duties under this Agreement:

(a) own, manage, operate, control or participate in the ownership, management, operation or control of, or have any interest, financial or otherwise, in or act as an officer, director, partner, manager, member, principal, employee, agent, representative, consultant or independent contractor of, or in any way assist, any individual or entity in the conduct of any business that trades, markets, sells or distributes propane gas (at retail, wholesale or otherwise), gathers, processes, stores, transports, trades, markets or distributes natural gas or liquefied by-products of natural gas or petroleum (at retail, wholesale or otherwise) or sells, services and installs parts, appliances or supplies related thereto;

(b) divert or attempt to divert clients or customers (whether or not such persons have done business with the Company or any subsidiary, parent or affiliate of the Company once or more than once) or accounts of the Company or any subsidiary, parent or affiliate of the Company; or

(c) entice or induce or in any manner influence any person who is or becomes in the employ or service of the Company or any subsidiary, parent or affiliate of the Company to leave such employ or service for the purpose of engaging in a business that may be in competition with any business now or at any time during the period hereof engaged in by the Company or any subsidiary, parent or affiliate of the Company.

Notwithstanding the foregoing provisions, the Employee may (i) take action for, on behalf of, and at the direction of the Company pursuant to a written agreement with the Company or otherwise, and (ii) own up to 5% of the outstanding equity securities in any corporation or entity (including units in a master limited partnership) that is listed upon a national stock exchange or actively traded in the over-the-counter market.

5. Term and Termination.

(a) Section 12(a) of the Original Employment Agreement is hereby amended to read in its entirety as follows:

(a) Subject to earlier termination as provided in Sections 12(b) and 12(c), the term of the Employee's employment under this Agreement will begin on September 11, 2002 and continue up to and including June 30, 2010.

(b) Section 12(e) of the Original Employment Agreement is hereby amended to read in its entirety as follows:

(e) If the Company elects to terminate the Employee's employment with the Company during the term of the Employee's employment under this Agreement referred to in Section 12(a) and such termination is without Cause, the Company shall pay to the Employee:

(i) the unpaid amount of the Employee's Salary for the remainder of the term of this Agreement, with such amount to be paid bi-monthly in arrears;

(ii) such earned but unpaid performance bonus, if any, pursuant to Section 4(b);

(ii) such earned but unpaid subordination bonus, if any, pursuant to Section 4(c); and

(iii) such other fringe benefits (other than any bonus, severance pay benefit or participation in the Company's 401(k) employee benefit plan) normally provided to employees of the Company as the Employee has earned up to the date of his termination.

6. Entire Agreement. The Original Employment Agreement, as amended by this Amendment, embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof.

7. Governing Law. This Amendment and all rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Missouri applicable to agreements made and to be performed entirely within the State, including all matters of enforcement, validity and performance.

The parties have executed this First Amendment to Employment Agreement on the date set forth in the introductory clause.

INERGY GP, LLC

By: /s/ John J. Sherman _____________________________________
Name: John J. Sherman Title: President and CEO

/s/ R. Brooks Sherman _____________________________________ R. BROOKS SHERMAN, JR.